UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. Rule 14a-12

Grom Social Enterprises, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2060 NW Boca Raton Blvd, #6
Boca Raton, FL 33431

June 1, 2022

Dear Stockholder:

You are cordially invited to attend Grom Social Enterprises, Inc.’s Annual Meeting of Stockholders on July 14, 2022 at 1:00 pm, Eastern Time, online at http://www.virtualshareholdermeeting.com/GROM2022. The Annual Meeting of Stockholders will be held in a virtual-only meeting format.

The matters to be acted on at the Annual Meeting of Stockholders are described in the enclosed notice and proxy statement.

We realize that you may not be able to attend the Annual Meeting of Stockholders and vote your shares at the meeting. However, regardless of your meeting attendance, we need your vote. We urge you to ensure that your shares are represented by voting in advance of the meeting on the Internet or via a toll-free telephone number, as instructed in the Notice Regarding the Internet Availability of Proxy Materials, or if you have elected to receive a paper or email copy of the proxy materials, by completing, signing and returning the proxy card that is provided. If you decide to attend the Annual Meeting of Stockholders, you may revoke your proxy at that time and vote your shares at such meeting.

Please remember that this is your opportunity to voice your opinion on matters affecting the Company. We look forward to receiving your proxy and perhaps seeing you at the Annual Meeting of Stockholders.

Sincerely,

Darren Marks Chairman and Chief Executive Officer

2060 NW Boca Raton Blvd., #6

Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2022

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Grom Social Enterprises, Inc. (the “Company”) to be held on July 14, at 1:00 PM, Eastern time, online at http://www.virtualshareholdermeeting.com/GROM2022. The Annual Meeting of Stockholders will be held in a virtual-only meeting format.

At the Annual Meeting, stockholders will be invited to consider and vote upon the following matters:

1.	Election of the directors to serve for one-year term of office expiring at the 2023 Annual Meeting of Stockholders;

2.	Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	Any other matter that properly comes before the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on May 17, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

Your vote is very important to us. Whether or not you plan to attend the virtual Annual Meeting, please ensure your shares are represented by voting promptly. For instructions on how to vote your shares, please refer to the instructions included with this proxy statement or on your proxy card or voting instruction form.

By Order of the Board of Directors,

Darren Marks
Chairman and Chief Executive Officer

i

2060 NW Boca Raton Blvd., #6

Boca Raton, FL 33431

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to stockholders of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on July 14, 2022, at 1:00 PM, Eastern Time, online at http://www.virtualshareholdermeeting.com/GROM2022. The Annual Meeting of Stockholders will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors (the “Board of Directors”). Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JUNE 30, 2022:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2021 Annual Report to Stockholders are available at:

www.proxyvote.com

Pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to certain of our stockholders of record. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders on or about June 1, 2022.

Stockholders will have the ability to access the proxy materials on the website referred to in the Internet Notice or may request to receive a paper copy of the proxy materials by mail or electronic copy by electronic mail on a one-time or ongoing basis. Instructions on how to request a printed copy by mail or electronically may be found on the Internet Notice.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of this proxy statement, our Annual Report and a proxy card relating to the Annual Meeting; information on how to access and vote the proxy card; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

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What Are You Voting On?

You will be asked to vote on the following proposals at the Annual Meeting:

1.	Election of directors to serve for a one-year term of office expiring at the 2023 Annual Meeting of Stockholders;

2.	Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	Any other matter that properly comes before the Annual Meeting.

Who Can Vote?

Only holders of record of shares of our common stock as of the close of business on the record date, May 17, 2022 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote. Your shares of common stock may be voted at the Annual Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

Quorum

At the close of business on the Record Date, there were 18,760,403 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum, which is required in order to hold and conduct business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you:

•	Are present in person at the virtual Annual Meeting; or

•	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under “— Broker Non-Votes.”

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Voting Your Shares

The Annual Meeting will be held entirely online this year. You may vote in person by attending the virtual Annual Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card or the Internet Notice mailed to you. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on July 13, 2022. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Annual Meeting.

Voting at the Annual Meeting

If you plan to attend the Annual Meeting, you may vote during the virtual meeting. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Annual Meeting. Please see the important instructions and requirements below under “—Attendance at the Annual Meeting.”

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 2060 NW Boca Raton Blvd., #6, Boca Raton, Florida, 33431, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Internet Notice

If you receive more than one proxy card or Internet Notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card or Internet Notice you receive.

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How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

•	FOR the election of the Board of Directors; and

•	FOR the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Broker Non Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm. Brokers do not have discretionary authority, however, to vote on the election of directors to serve on our Board of Directors.

Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Annual Meeting:

Proposals		Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1.	Election of Directors	Plurality of votes cast for each nominee	None	None
2.	Ratification of Independent Registered Public Accounting Firm	Majority of the shares present and entitled to vote	Not applicable	None

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Annual Meeting

You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting http://www.virtualshareholdermeeting.com/GROM2022. You will need your unique control number, which appears in the Internet Notice, the proxy card or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members. At each annual general meeting of stockholders, the directors are re-elected for one-year terms. Our directors are as follows:

Name	Age
Darren Marks	55
Norman Rosenthal	69
Robert Stevens	56
Dr. Thomas Rutherford	68

Director Nominees for Election at the 2022 Annual Meeting of Stockholders

The current term of the directors will expire at the Annual Meeting. The nominees have consented to serve a term as directors. Should any of the nominees become unable to serve for any reason prior to the Annual Meeting, the Board of Directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, or may reduce the number of directors on the Board of Directors.

Below is a biography of each of the directors standing for re-election at the Annual Meeting:

Darren M. Marks, Chief Executive Officer and President

Darren Marks has served as our Chief Executive Officer and director since June 2012 and as our President since the Share Exchange on August 17, 2017. From July 6, 2015 until the Share Exchange, Mr. Marks was chairman, chief executive officer, president and a director of Grom Holdings, Inc. From January 2011 to February 2016, Mr. Marks was the President of DNA Brands, Inc., a beverage distributor and formerly a public company quoted on the OTCBB (“DNA Brands”).  Mr. Marks has more than 20 years of executive management experience. In 1991, Mr. Marks co-founded and served as Vice-President of Sims Communications, Inc. a telecommunications company that formerly traded on the Nasdaq (“Sims”), where he was responsible for the creation, design, and funding of a national telecommunications program for clients such as Alamo Rental Car and the American Automobile Association. Mr. Marks attended the University of Florida/Santa Fe Community College from 1986 to 1988.

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Mr. Marks’ management and public company experience and his role as Chief Executive Officer and President of the Company, led to the conclusion that he should serve as a director.

Dr. Thomas J. Rutherford, Director

Dr. Thomas J. Rutherford has served as a director of the Company since August 2017 and as a director of Grom Holdings Inc. since July 2015. Dr. Rutherford is an oncologist and a national expert in cancer, with more than 30 years of highly specialized surgical and clinical expertise in gynecologic cancer care. Dr. Rutherford has been the Director of Oncology for South Florida University in Tampa, Florida since January 2017. Prior thereto, from January 2015 through December 2016, Dr. Rutherford was the Director of Oncology for Connecticut Oncology, a Division of Women’s Health of Connecticut and Director of Cancer Services for Western Connecticut Health Network leading more than 100 physician subspecialists including surgeons, medical oncologists and radiation oncologists. Dr. Rutherford served as Chair of Gynecological Oncology at Yale University Medical School until January 2015. Dr. Rutherford has served on the Strategic Advisory Board at Mira Dx, Inc., a Delaware corporation. Dr. Rutherford practiced at Yale Oncology and served as Professor of Oncology and Director of Oncology Fellowship at Yale University School of Medicine from July 1993 through December 2014. Dr. Rutherford received a Bachelor of Science degree in 1976 from Roanoke College, a Master of Science degree from John Carroll University in 1979 and a Ph.D. from the Medical College of Ohio in 1989.

Mr. Rutherford’s operational experience led to the conclusion that he should serve as a director.

Robert Stevens, Director

Robert Stevens has served as a director since June 2018. Mr. Stevens founded Somerset Capital Ltd., a private capital firm that employs industry-specific skillsets to make strategic investments in distressed and turnaround situations as well as merger and direct investments in private and pre-public companies and has served as its president and managing director since 2001. Mr. Stevens also serves as a court-appointed receiver. Mr. Stevens also served as Managing Director of Technology Partners, a private equity and M&A firm, from 2010 to 2013.

Mr. Stevens financial experience led to the conclusion that he should serve as a director.

Norman Rosenthal, Director

Norman Rosenthal has served as a director since June 2018. Mr. Rosenthal founded Tempest Systems Inc., a technology consultancy firm which offers business development, relationship management and competitive intelligence services. and has served as its chief executive officer since 1986. Mr. Rosenthal has also served in senior management/advisory positions at Micro Focus International plc and Computer Associates International, Inc.

Mr. Rosenthal’s financial experience led to the conclusion that he should serve as a director.

Required Vote

The directors will be elected by a plurality of the votes of the shares present in person, or represented by proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE

ABOVE NOMINEES FOR ELECTION AS DIRECTORS TO THE BOARD.

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General Information About the Board of Directors

Board of Directors and Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Director Meeting Attendance

Our Board of Directors held one meeting during the fiscal year ended December 31, 2021. Each director serving during 2021 attended 100% of the aggregate of all meetings of the Board of Directors and all meetings of committees of which such director was a member. All directors are encouraged to attend our annual meeting of stockholders. All of our directors attended our 2021 annual meeting of stockholders.

Director Independence

Our Board of Directors is currently composed of four members, three of whom, Dr. Thomas Rutherford, Robert Stevens, and Norman Rosenthal qualify as independent in accordance with the published listing requirements of the NASDAQ Capital Market as determined by the Board of Directors. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

Board of Directors Leadership Structure

The Board of Directors has not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined. We have determined that it is in the best interests of the Company and its shareholders to combine these roles. Due to the small size and early stage of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined. In addition, having one person serve as both Chairman and Chief Executive Officer eliminates the potential for confusion and provides clear leadership for the Company, with a single person setting the tone and managing our operations. Currently Darren Marks serves as Chairman and Chief Executive Officer.

Board of Director’s Role in Risk Oversight

The full Board of Directors has responsibility for general oversight of risks facing the Company. The Board of Directors is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board of Directors believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. For example, the Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks; the Compensation Committee oversees risks relating to the compensation and incentives provided to our executive officers; and the Nominating and Governance Committee oversees risks associated with our overall compliance and corporate governance practices, as well as the independence and composition of our Board of Directors. Finally, management periodically reports to the Board of Directors or relevant committee, which provides guidance on risk assessment and mitigation.

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Committees of the Board of Directors

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each committee has adopted a written charter that satisfies the applicable rules of the SEC and Nasdaq Listing Rules, which we have posted on our website at www.grom social.com.

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Darren Marks (1)
Norman Rosenthal	*	*	Chair
Robert Stevens	Chair	*	*
Dr. Thomas Rutherford	*	Chair	*

(1)	Chair of the Board of Directors

Audit Committee

The Audit Committee is composed of three independent directors: Robert Stevens (Chair), Thomas Rutherford and Norman Rosenthal. The Board of Directors has determined that all members satisfy the independence requirements of under SEC rules and Nasdaq listing rules. Mr. Stevens is also an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Each member of the Audit Committee is an independent director as defined by the rules of the SEC and Nasdaq. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company.

The Audit Committee’s primary responsibilities are to:

•	review our accounting policies and issues which may arise in the course of the audit of our financial statements; and
•	select and retain our independent registered public accounting firm.

The Audit Committee meets at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters. The Audit Committee held one meeting in 2021.

Compensation Committee

The Compensation Committee is composed of three independent directors: Thomas Rutherford (Chair), Robert Stevens and Norman Rosenthal. The Board of Directors has determined that all members satisfy the independence requirements of under SEC rules and Nasdaq listing rules. The general responsibilities of our Compensation Committee include:

•	approving the compensation of our President and Chief Executive Officer and all other executive officers; and
•	approving all equity grants.

The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee considers the annual performance evaluation of the Chief Executive Officer conducted by the Board of Directors in light of company goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its shareholders.

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In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the Board of Directors regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board of Directors appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board of Directors. The Compensation Committee held one meeting during 2021.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Norman Rosenthal (Chair), Thomas Rutherford and Robert Stevens. The Board of Directors has determined that all members satisfy the independence requirements of under SEC rules and Nasdaq listing rules.

The duties and responsibilities of the Nominating and Corporate Governance Committee include the following:

•	develop and recommend to the Board of Directors a set of corporate governance guidelines and from time to time, review and reassess the adequacy of such guidelines;
•	identify, review and recommend to the Board of Directors individuals qualified to become members of the Board of Directors; and
•	recommend to the Board of Directors nominating policies and procedures.

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors; recommends to the Board of Directors the director nominees for the next annual meeting of stockholders or special meeting of shareholders at which directors are to be elected; recommends to the Board of Directors candidates to fill any vacancies on the Board of Directors; develops, recommends to the Board of Directors, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the Board of Directors and management.

In recommending director nominees for the next annual meeting of shareholders, the Nominating and Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the Board of Directors, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board of Directors or otherwise. The Committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate’s compliance with the independence and other qualification requirements established by the Committee. The Committee also recommends candidates to fill positions on committees of the Board of Directors.

In selecting and recommending candidates for election to the Board of Directors or appointment to any committee of the Board of Directors, the Nominating and Governance Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the Nominating and Governance Committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the Board of Directors (including its size and structure).

The Nominating and Governance Committee develops and recommends to the Board of Directors a policy regarding the consideration of director candidates recommended by the Company’s shareholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, Nominating and Corporate Committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of the Company’s articles of incorporation, as amended, and amended bylaws. If the Company is subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

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The Nominating and Governance Committee oversees the evaluation of the Board of Directors and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company, which the Nominating and Governance Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Nominating and Governance Committee is empowered to investigate any matter brought to its attention. The Nominating and Corporate Governance held one meeting during 2021.

Board of Directors Diversity

All the members of our board of directors are male. The following matrix discloses the gender and demographic backgrounds of our Board of Directors as self-identified by its members in accordance with Nasdaq Listing Rule 5606:

Board of Directors Diversity Matrix (As of June 1, 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White(1)			—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. A copy of our code of business conduct and ethics is posted on our website at www.gromsocial.com. We intend to disclose any amendments or waivers of our code of business conduct and ethics requiring disclosure under applicable SEC requirements or Nasdaq Listing Rules on our website identified above.

Stockholder Communications with the Board of Directors

Stockholders of the Company wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director at the following address:

c/o Grom Social Enterprises, Inc.
2060 NW Boca Raton Blvd., #6
Boca Raton, FL 33431

Attn: Secretary

The Secretary will review each communication, and will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on its evaluation and the Audit Committee's determination that Rosenberg Rich Baker Berman P.A is independent, our Audit Committee has retained the firm of Rosenberg Rich Baker Berman P.A as our independent registered public accounting firm for fiscal year 2022, and we are asking shareholders to ratify that appointment. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment but will not necessarily select another firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of Rosenberg Rich Baker Berman P.A will be present at the 2022 Annual Shareholders' Meeting and will have the opportunity to make a statement and be available to answer questions.

Required Vote

Approval by the affirmative vote of the holders of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of Rosenberg Rich Baker Berman P.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The audit committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2021, with our management and with our independent registered public accounting firm, Rosenberg Rich Baker Berman P.A. In addition, the audit committee discussed with Rosenberg Rich Baker Berman P.A. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee also discussed with Rosenberg Rich Baker Berman P.A. the written disclosures and the independence letter from Rosenberg Rich Baker Berman P.A. required by the applicable requirements of the PCAOB.

Based on the audit committee’s review of the audited consolidated financial statements and the review and discussions described in the preceding paragraph, the audit committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2021, be included in the Annual Report.

Audit Committee

Robert Stevens (Chair)

Thomas Rutherford

Norman Rosenthal

The above Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 (the “Securities Act) or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filings.

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Independent Registered Public Accounting Firm

Fees Billed by the Principal Accountant

On February 17, 2022, we dismissed BF Borgers CPA PC as the Company's independent registered public accounting firm, effective as of such date and engaged Rosenberg Rich Baker Berman P.A. as the Company's independent registered public accounting firm for the year ending December 31, 2021. The following table reflects the aggregate fees billed for professional services rendered by Rosenberg Rich Baker Berman P.A. and BF Borgers CPA PC in years ended December 31, 2021 and 2020:

	Rosenberg Rich Baker Berman P.A		BF Borgers CPA PC
Services	2021	2020	2021	2020
Audit Fees (1)	$130,000	$–	$75,600	$210,600
Audit-Related Fees (2)	–	–	164,000	–
Tax Fees (3)	–	–	–	–
All Other Fees	–	–	–	–
Total Fees	$130,000	$–	$239,600	$210,600

_______________________

(1)	Audit Fees. Consists of fees for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Forms 10-K for our fiscal years ended December 31, 2021 and 2020 and reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Audit-Related Fees. Consists of fees for assurance and related services that are reasonably related to the audit. This category includes fees related to assistance consulting on financial accounting/reporting standards.

(3)	Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning, and tax advice.

Pre-approval of Services

The Audit Committee of the Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by our independent registered public accounting firm in 2021 and 2020, consistent with the Audit Committee’s responsibility for engaging our independent registered public accounting firm. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with our independent registered public accounting firm maintaining its independence. The percentage of hours expended on our independent registered public accounting firm ’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%. The audit committee approved all of the services in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 8, 2022, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors (iii) each of our Named Executive Officers and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder's address is c/o Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd., #6, Boca Raton, Florida, 33431.

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The percentages below are calculated based on 18,760,403 shares of common stock and 9,306,809 shares of Series C Stock issued and outstanding as of April 8, 2022.

Name of Beneficial Owner	Common Stock		Percentage of Common Stock	Series BC Preferred Stock		Percentage of Series C Stock	Combined Voting Power
Executive Officers and Directors:
Darren Marks	711,611	(1)	3.8%	–		–	49.2%	(11)
Melvin Leiner (15)	342,495	(2)	1.8%	–		–	48.1%	(12)
Jason Williams	9,666		*	–		–	*
Robert Stevens	7,813	(3)	*	–		–	*
Norman Rosenthal	9,117	(4)	*	–		–	*
Thomas J. Rutherford	77,015		*	–		–	*
All officers and directors as a group (6 persons)	1,157,717	(5)	6.2%	–		–	50.5%	(14)

5% or Greater Holders:
Denis J. Kerasotes 31 Fairview Lane Springfield, Illinois 62711	2,329,286	(6)	11.2%	3,816,105	(13)	40.8%	–

Condor Equities, LLC (7) 2535 Webb Girth Road Gainesville, Georgia 30507	1,948,486	(8)(13)	9.5%	3,131,300	(13)	33.5%	–

Section 3 Developments (9) 2415 Alta Monte Drive Cedar Park, Texas 78613	*		**	520,000	(13)	5.6%	–

Eileen F. Kerasotes Family Trust (10) 4747 County Road 501 Bayfield, CO 81122	**		**	472,420	(13)	5.0%	–

__________

*Less than 1%

**Less than 5%

(1) Represents 711,611 shares of common stock held by Family Tys, LLC (“Family Tys”), of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power. Does not include an aggregate of (i) 9,306,809 shares of Series C Stock (with 1.5625 votes per share, or 14,626,264 votes in the aggregate) and (ii) 1,073,751 shares, for which Mr. Marks has a voting proxy until May 20, 2023.

(2) Represents 342,495 shares of common stock held by 4 Life LLC (“4 Life”), of which Mr. Leiner is the managing member and over which Mr. Leiner has voting and dispositive power. Does not include an aggregate of (i) 9,306,809 shares of Series C Stock (with 1.5625 votes per share, or 14,626,264 votes in the aggregate), or (ii) 1,073,751 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2023.

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(3) Represents shares held by Thistle Investments, LLC, of which Mr. Stevens is managing member and over which Mr. Stevens has sole voting and dispositive power.

(4) Represents shares held by Tempest Systems, Inc., of which Mr. Rosenthal is chief executive officer and over which Mr. Rosenthal has sole voting and dispositive power.

(5) Does not include an aggregate of (i) 9,306,809 shares of Series B Stock (with 1.5625 votes per share, or 14,626,264 votes in the aggregate), and (ii) 1,073,751 shares of common stock, for which Messrs. Marks and Leiner have a voting proxy until May 20, 2023.

(6) Consists of (i) 316,731 shares of common stock, (ii) 25,000 shares held by the Denis J. Kerasotes Trust, dated June 13, 2017, of which Mr. Kerasotes as trustee has sole voting and dispositive power, and (iii) 1,987,555 shares of common stock issuable upon the conversion of 3,816,105 shares of Series C Stock at a conversion price of $1.92 per share.

(7) Dale Nabb, manager of Condor Equities, LLC (“Condor”), has sole voting and dispositive power of the shares held by Condor.

(8) Includes (ii) an aggregate of 100,000 shares underlying currently exercisable warrants at an average exercise price of $7.36 per share, (ii) 182,932 shares of common stock, and (iii) 23,438 shares of common stock held by Dale Nabb, manager of Condor, (iv) 11,229 shares held by the Dale P. Nabb Living Trust, dated November 11, 1998, of which Mr. Nabb as trustee has sole voting and dispositive power, and (v) 1,630,887 shares of common stock issuable upon the conversion of 3,131,300 shares of Series C Stock at a conversion price of $1.92 per share.

(9) Michael Tapajna, chief executive officer of Section 3 Developments, Inc. (“Section 3”), has sole voting and dispositive power of the shares held by Section 3.

(10) John G. Kerasotes, as trustee of the Eileen F. Kerasotes Trust, has sole voting and dispositive power over the shares held by such Trust.

(11) Based upon (i) 711,611 shares of common stock held by Family Tys of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power and (ii) the voting rights to an aggregate of (A) 1,073,751 shares of common stock held by certain holders of our Series C Stock, and (B) 9,306,809 shares of Series C Stock, having the right to 1.5625 votes for each share of Series B Stock for which Mr. Marks has a voting proxy until May 20, 2023.

(12) Based upon (i) 10,959,834 shares held by 4 Life of which Mr. Leiner is the managing member and over which Mr. Leiner has voting and dispositive power and (ii) and the voting rights to an aggregate of (A) 1,073,751 shares of common stock held by certain holders of our Series C Stock, and (B) 9,306,809 shares of Series C Stock, having the right to 1.5625 votes for each share of Series C Stock for which Mr. Leiner has a voting proxy until May 20, 2023.

(13) Darren Marks, the Company’s Chief Executive Officer, President, and a director and Melvin Leiner, the Company’s Executive Vice President, Chief Operating Officer and a director, have the voting rights to such shares of Series C Stock and common stock until May 20, 2023, pursuant to voting proxies from such shareholders.

(14) Includes 9,306,809 shares of Series C Stock (with 1.5625 votes per share, or 14,626,264 votes in the aggregate).

(15) On April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Executive Vice President and Chief Operating Officer.

Series C Stock

Darren Marks, the Company’s Chief Executive Officer, President, has all of the voting rights of the Series C Stock until May 20, 2023, pursuant to a proxy from the Series C shareholders.

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Delinquent Section 16(A) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons beneficially owning more than ten percent of our equity securities (“Reporting Persons”), to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of these reports and representations from the Reporting Persons that no other reports were required, we believe that, during our fiscal year ended December 31, 2021, the Reporting Persons timely filed all such reports.

EXECUTIVE AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2021, consisting of our principal executive officer and our two other executive officers who were serving as of December 31, 2021, are as follows:

•	Darren Marks, our President and Chief Executive Officer;

•	Melvin Leiner, formerly our Executive Vice President and Chief Financial Officer; and

•	Jason Williams, our Chief Financial Officer, Treasurer and Secretary.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for the fiscal years indicated below.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Darren Marks	2021	$300,000		$10,000	$–	$410,652	$720,652
Chief Executive Officer and President	2020	$245,571	(1)	$–	$–	$–	$245,571

Melvin Leiner (4)	2021	$300,000		$10,000	$–	$–	$310,000
Executive Vice President and Chief Financial Officer	2020	$237,369	(2)	$–	$–	$–	$237,369

Jason Williams (3)	2021	$100,500		$10,000	$–	$–	$110,500
Chief Financial Officer, Treasurer and Secretary	2020	$–		$–	$–	$–	$–

(1)	Includes $234,321 which Mr. Marks voluntarily agreed to defer.
(2)	Includes $226,119 which Mr. Leiner voluntarily agreed to defer.
(3)	As of July 26, 2021, Mr. Williams was appointed as Chief Financial Officer, Treasurer and Secretary.
(4)	As of April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Executive Vice President and Chief Operating Officer.

Narrative to the Summary Compensation Table

We review compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company.

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Annual Base Salary

Base salaries for our executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board of Directors with executives at other companies. The 2021 annual base salaries for our named executive officers were as follows: (a) $300,000 for Darren Marks, (b) $300,000 for Melvin Leiner and (c) $100,500 for Jason Williams.

Bonus

Our named executive officers are eligible to receive discretionary annual bonuses based on individual performance, company performance or as otherwise determined appropriate by our compensation committee. In late 2021, the compensation committee met and, after considering input from management and considering relevant company and individual performance, determined to award the following annual cash bonuses to our named executive officers in respect of 2021: (a) a cash bonus of $10,000 to Darren Marks, (b) a cash bonus of $10,000 to Melvin Leiner and (c) a cash bonus of $10,000 to Jason Williams. Darren Marks was also awarded a bonus of 410,652 shares of Common Stock for the year ended December 31, 2021.

Outstanding Equity Awards at Fiscal Year-End

The Company’s Named Executive Officers had no outstanding equity awards on December 31, 2021.

Employment Arrangements

Below are descriptions of our employment agreements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary and eligibility for employee benefits. The key terms of the offer letters and employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Agreement with Darren Marks

On June 1, 2016, the Company entered into an employment agreement with Darren Marks pursuant to which Mr. Marks serves as the Company’s Chief Executive Officer. The employment agreement is for an initial term of three years, which term shall be automatically extended for successive and additional two-year periods unless either party shall provide written notice of termination at least 90 days prior to the end of the then-current term. Under the agreement, Mr. Marks is entitled to an annual base salary of $245,000 (subject to a minimum 5% annual increase each year commencing on January 1, 2017) and an annual incentive bonus of up to an 80% of his base salary. The employment agreement may be terminated by the Company for “cause” (as such term is defined in the agreement), in which case Mr. Marks shall be entitled to his base salary up to the date of termination, without “cause” by the Company or for “good reason”( as such term is defined in the agreement), by Mr. Marks upon 90 days’ prior written notice, in which case Mr. Marks shall be entitled to base salary and health benefits for 18 months from the expiration of the agreement and shall have 10 years to exercise any outstanding stock options. The agreement provides that Mr. Marks has the obligation to mitigate any such severance with any income he may subsequently receive. The agreement also provides that Mr. Marks shall not compete with the Company and shall keep all Company information confidential for one year after the term of the agreement.

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Agreement with Melvin Leiner

On June 1, 2016, the Company entered into an employment agreement with Melvin Leiner pursuant to which Mr. Leiner serves as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement is for an initial term of three years, which term shall be automatically extended for successive and additional two-year periods unless either party shall provide written notice of termination at least 90 days prior to the then current term Under the agreement Mr. Leiner is entitled to an annual base salary of $237,500 (subject to a minimum 5% annual increase each year commencing on January 1, 2017) and an annual incentive bonus of up to 80% of his base salary. the employment agreement may be terminated by the Company for “cause” (as such term is defined in the agreement), in which case Mr. Leiner shall be entitled to his base salary up to the date of termination, without “cause” by the Company or for “good reason”( as such term is defined in the agreement), by Mr. Leiner upon 90 days’ prior written notice, in which case Mr. Leiner shall be entitled to base salary and health benefits for 18 months from the expiration of the agreement and shall have 10 years to exercise any outstanding stock options. The agreement provides that Mr. Leiner has the obligation to mitigate any such severance with any income he may subsequently receive. The agreement also provides that Mr. Leiner shall not compete with the Company and shall keep all Company information confidential for one year after the term of the agreement.

On April 22, 2022, the Company and Melvin Leiner entered into an Executive Separation Agreement (the “Separation Agreement”), pursuant to which Mr. Leiner retired from his positions as the Company’s Executive Vice President and Chief Operating Officer. Pursuant to the Separation Agreement, Mr. Leiner’s employment with the Company ended on April 22, 2022 and Mr. Leiner is to receive separation payments over a nine (9) month period equal to his base salary, as well as certain limited health benefits. In accordance with the Separation Agreement, the Company will pay to Mr. Leiner the sum of $236,250 in biweekly installments over the nine (9) month period beginning on the first regular Company pay period after April 22, 2022 and ending on January 13, 2022. The Separation Agreement also contains non-disparagement covenants and a mutual release of claims by the parties thereto.

Employee Benefit Plans

The Company currently has no employee benefit plans.

2020 Equity Incentive Plan

General

On September 14, 2020, the Company’s Board of Directors and on September 16, 2020, its shareholders approved the Company’s 2020 Equity Incentive Plan (the “Plan”) which reserves a total of 1,875,000 shares of common stock (giving effect to our reverse stock split at a ratio of 1-for-32, which was effective on May 13, 2021) for incentive awards. Incentive awards generally may be issued to officers, key employees, consultants and directors and include the grant of nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares and performance units.

Administration

The compensation committee of the Board of Directors, or the Board of Directors in the absence of such a committee, will administer the Plan. Subject to the terms of the Plan, the compensation committee, or the Board of Directors in the absence of such a committee, has complete authority and discretion to determine the terms of awards under the Plan.

Adjustment for Awards and Payouts

Unless determined otherwise by the compensation committee or the Board of Directors in absence of such a committee, the following awards and payouts will reduce, on a one-for-one basis, the number of shares available for issuance under the Plan:

1.	An award of an option;
2.	An award of a SAR;
3.	An award of restricted stock;
4.	A payout of a performance share award in shares; and
5.	A payout of a performance units award in shares.

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Unless determined otherwise by the compensation committee or the Board of Directors in the absence of such a committee, unless a participant has received a benefit of ownership such as dividend or voting rights with respect to the incentive award, the following transactions will restore, on a one-for-one basis, the number of shares available for issuance under the Plan:

1.	A payout of a SAR or a tandem SAR in cash;
2.	A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a tandem SAR upon exercise of the related options, or the termination of a related option upon exercise of the corresponding tandem SAR) of any award payable in shares;
3.	Shares tendered in payment of the exercise price of an option;
4.	Shares withheld for payment of federal, state or local taxes;
5.	Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding options; and
6.	The net shares issued in connection with the exercise of SARs (as opposed to the full number of shares underlying the exercised portion of the SAR).

In addition, the number of shares of common stock subject to the Plan, any number of shares subject to any numerical limit in the Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in the outstanding shares of common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Grants

The Plan authorizes the grant of nonqualified stock options, incentive stock options, restricted stock awards, restricted RSUs, performance units and performance shares (which may be designed to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”)) and SARs, as described below:

Options granted entitle the grantee, upon exercise, to purchase a specified number of shares at a specified exercise price per share. The exercise price for shares of our common stock covered by an option cannot be less than the fair market value of our common stock on the date of grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant. Options expire at such time as the compensation committee or the Board of Directors in the absence of such a committee, shall determine provided that no option shall be exercisable later than the tenth anniversary of the date of its grant and provided further that no incentive stock option shall be exercisable later than the fifth anniversary following the date of its grant to a grantee, who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company.

Restricted stock awards and RSUs may be awarded on terms established by the compensation committee, or the Board of Directors in the absence of such a committee, which may include time-based and performance-based conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

A performance share award and/or a performance unit award may be granted to participants. Each performance unit will have an initial value that is established by the compensation committee, or the Board of Directors in the absence of such a committee, at the time of grant. Each performance share will have an initial value equal to the fair market value of one share of common stock on the date of grant. Such awards may be earned based upon satisfaction of certain specified performance criteria, subject to such other terms as the compensation committee, or the Board of Directors in the absence of such a committee, deems appropriate.

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SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR. An option and a SAR may be granted “in tandem” with each other. An option and a SAR are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the SAR aspect of the tandem unit, and vice versa. The option may be an incentive stock option or a nonqualified stock option.

Change in Control

Generally, upon the occurrence of a change in control, as such term is defined in the Plan:

1. all options and SARs granted shall become fully vested and immediately exercisable;

2. any restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code (the “Code”) shall lapse; and

3. any award intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code shall be earned in accordance with the applicable award agreement.

Notwithstanding the foregoing, with respect to any incentive award subject to Internal Revenue Code Section 409A, a “change in control” of the Company is defined in a manner to ensure compliance with Section 409A.

Duration, Amendment, and Termination

The Board of Directors upon recommendation of the compensation committee has the power to amend, suspend or terminate the Plan without shareholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards, materially increase the benefits accruing to participants or materially modify the requirements for participation in the Plan, unless such change is authorized by shareholders. Unless sooner terminated, the Plan will terminate ten years after it is adopted.

As of November 8, 2021, 157,943 shares of restricted stock and 208,500 non-qualified stock options to purchase shares of common stock had been issued under the Plan.

Director Compensation

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2021.

2021 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Thomas Rutherford	$6,000	$–	–	–	–	–	$6,000
Robert Stevens	$6,000	$–	–	–	–	–	$6,000
Norman Rosenthal	$6,000	$–	–	–	–	–	$6,000

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All directors are reimbursed for out-of-pocket expenses related to their Board of Directors duties. Our employee directors Mr. Marks and Mr. Leiner do not receive any compensation for serving as directors. Our three independent directors receive $1,500 per quarter for their services.

Prohibitions against Hedging and Pledging

As part of our insider trading policy, all directors and employees of the Company, including our executive officers, are prohibited from engaging in hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving our securities, holding our securities in a margin account or pledging our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons. These policies and procedures are generally not in writing but are evidenced by long standing principles adhered to by our Board of Directors. The disinterested members of the Board of Directors review, approve and ratify transactions that involve “related persons” and potential conflicts of interest. Related persons must disclose to the disinterested members of the Board of Directors any potential related person transactions and must disclose all material facts with respect to such transaction. All such transactions will be reviewed by the disinterested members of the Board of Directors and, in their discretion, approved or ratified. In determining whether to approve or ratify a related person transaction the disinterested members of the Board of Directors will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

Darren Marks’s Family

The Company has engaged the family of Darren Marks, its Chief Executive Officer, to assist in the development of the Grom Social website and mobile application. These individuals have created over 1,400 hours of original short form content. Sarah Marks, the wife of Darren Marks, our President and Chief Executive Officer, Zach Marks, Luke Marks, Jack Marks, Dawson Marks, Caroline Marks and Victoria Marks, each Darren Marks’s children, are, or have been, by the Company employed or independently contracted.

During the years ended December 31, 2021 and 2020, the Marks family was paid a total of $36,026 and $29,050, respectively.

Compensation for services provided by the Marks family is expected to continue for the foreseeable future. Each member of the Marks family is actively involved in the creation of content for the website and mobile app, including numerous videos focusing on social responsibility, anti-bullying, digital citizenship, unique blogs, and special events.

Liabilities Due to Executive Officers and Directors

Pursuant to verbal agreements, Messrs. Marks and Leiner have made loans to the Company to help fund operations. These loans are non-interest bearing and callable on demand. During the years ended December 31, 2021 and 2020, Mr. Marks made no such loans and Mr. Leiner loaned $0 and $47,707, respectively, to the Company.

At December 31, 2021 and 2020, the outstanding amounts due to Mr. Marks were $0 and $43,429 and the outstanding amounts due to Mr. Leiner were $0 and $50,312, respectively.

On July 13, 2018, our director Dr. Thomas Rutherford loaned the Company $50,000. The loan bears interest at a rate of 10% per annum and was due on August 11, 2018. No notice of default or demand for payment has been received by the Company.

At December 31, 2021 and 2020, the aggregate related party payables were $50,000 and $143,741, respectively.

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Common Stock and Stock Options Issued to Officers and Directors

On August 2, 2021, Mr. Marks was issued 157,943 shares of the Company’s restricted common stock valued at $2.60 per share or $410,652 as compensation.

Voting Proxies

On May 20, 2021, the Company entered into exchange agreements (each, an “Exchange Agreement”) with the holders of the Company’s Series B 8% Convertible Preferred Stock (“Series B Stock”), pursuant to which the holders agreed to exchange all of their shares of the Series B Stock for shares of the Company’s Series C 8% Convertible Preferred Stock (the “Series C Stock”), on a one for one basis (the “Exchange”). As a result of the Exchange, all 9,215,059 issued and outstanding shares of the Company’s Series B Stock were exchanged for 9,215,059 shares of the Company’s newly-designated Series C Stock and all of the exchanged Series B Stock was cancelled.

In connection with their entry into the Exchange Agreements, the holders delivered proxies to Darren Marks and Melvin Leiner, who are both officers and directors of the Company, granting each of them the power to vote all the holder’s shares of Series C Stock, and all other securities they hold of the Company, for a period of two years. As a result, Mr. Marks and Mr. Leiner had 49.2% of the Company’s combined voting power.  On April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Executive Vice President and Chief Operating Officer so as of April 22, 2022 Darren Marks has 49.2% of the Company’s combined voting power.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2023 Annual Meeting of Stockholders must be received by the Company no later than January 14, 2022 and must comply with the other proxy solicitation rules promulgated by the SEC and with the procedures set forth in the Bylaws. Proposals should be sent to the Secretary of the Company at 2060 NW Boca Raton Blvd., #6, Boca Raton, FL 33431. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2023 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

A stockholder who wishes to submit a proposal or nominate a candidate to serve as a director for consideration at the 2023 Annual Meeting of Stockholders outside the processes of Rule 14a-8 under the Exchange Act and therefore will not be included in the proxy statement for such meeting must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in Section 5 of the Bylaws. To be timely, such written notice must be received by the Secretary of the Company at its principal executive offices, 2060 NW Boca Raton Blvd., #6, Boca Raton, FL 33431 (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Darren Marks Chairman and Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GROM2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87454-P76614

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GROM SOCIAL ENTERPRISES INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Darren Marks
02) Norman Rosenthal
03) Robert Stevens
04) Dr. Thomas Rutherford

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve the appointment of Rosenberg Rich Baker Berman P.A. as the independent registered public accounting firm of the Company for fiscal year ending December 31, 2022.	▢	▢	▢

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholders. **If no direction is made, this proxy will be voted FOR items 1 and 2.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D87455-P76614

GROM SOCIAL ENTERPRISES INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
July 14, 2022

The stockholders hereby appoint Jason Williams and Darren Marks, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Grom Social Enterprises Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Eastern Time on July 14, 2022, virtually at www.virtualshareholdermeeting.com/GROM2022, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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